                                                                   EXHIBIT 99.15

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,102,531,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2005-2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                MARCH [30], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       WNIT, SERIES 2005-2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance          $245,200,471
Aggregate Original Principal Balance             $245,324,755
Number of Mortgage Loans                                1,365

                                   MINIMUM      MAXIMUM       AVERAGE (1)
                                   -------      -------       -----------
Original Principal Balance         $15,400      $600,000      $   179,725
Outstanding Principal Balance      $15,394      $600,000      $   179,634

                                                    WEIGHTED
                               MINIMUM   MAXIMUM   AVERAGE (2)
                               -------   -------   -----------
Original Term (mos)                180       360           348
Stated remaining Term (mos)        173       360           346
Loan Age (mos)                       0         8             2
Current Interest Rate            5.375%   11.750%        7.195%
Initial Interest Rate Cap(4)     3.000%    3.000%        3.000%
Periodic Rate Cap(4)             1.000%    1.000%        1.000%
Gross Margin(4)                  4.500%    8.500%        6.108%
Maximum Mortgage Rate(4)        11.375%   15.000%       12.825%
Minimum Mortgage Rate(4)         5.375%    9.000%        6.825%
Months to Roll(4)                   16        60            24
Original Loan-to-Value           14.45%   100.00%        82.14%
Credit Score (3)                   545       812           694

                    EARLIEST          LATEST
                   ----------       ----------
Maturity Date      08/01/2019       03/01/2035

                      PERCENT OF               YEAR OF             PERCENT OF
LIEN POSITION       MORTGAGE POOL            ORIGINATION          MORTGAGE POOL
1st Lien                85.93%        2004                            53.43%
2nd Lien                14.07         2005                            46.57

OCCUPANCY                             LOAN PURPOSE
Primary                 96.58%        Purchase                        88.23%
Second Home              0.66         Refinance - Rate/Term            0.42
Investment               2.76         Refinance - Cashout             11.36

LOAN TYPE                             PROPERTY TYPE
Fixed Rate              14.82%        Single Family                   78.05%
ARM                     85.18         Condominium                      8.35
                                      Planned Unit Development         8.10
AMORTIZATION TYPE                     Two-to Four-Family               5.49
Fully Amortizing        21.73%
Interest Only           71.84
Balloon                  6.43

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                     NUMBER      AGGREGATE                               WEIGHTED    AVERAGE      WEIGHTED
                       OF        PRINCIPAL     PERCENT OF      WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF             MORTGAGE     BALANCE       MORTGAGE       AVERAGE    CREDIT     BALANCE      ORIGINAL      FULL    PERCENT
MORTGAGE RATES        LOANS     OUTSTANDING      POOL           COUPON    SCORE     OUTSTANDING      LTV        DOC       IO
--------------       --------   ------------   ----------      -------   --------   -----------   ---------   -------   -------
5.500% or less              6   $  1,743,822       0.71%         5.477%    697      $   290,637       77.35%   0.00%      63.05%
5.501% to 6.000%           60   $ 17,950,418     732.00%       592.500%    721      $   299,174     7918.00%   0.00%    7385.00%
6.001% to 6.500%          227   $ 65,002,049    2651.00%       640.600%    717      $   286,353     7947.00%   0.00%    8940.00%
6.501% to 7.000%          275   $ 69,395,552    2830.00%       685.600%    687      $   252,347     7895.00%   0.00%    8649.00%
7.001% to 7.500%          133   $ 29,905,240    1220.00%       732.200%    658      $   224,851     7817.00%   0.00%    7727.00%
7.501% to 8.000%           90     20,659,811       8.43          7.798     667          229,553       80.94    0.00       78.42
8.001% to 8.500%           65      7,594,625       3.10          8.348     696          116,840       87.46    0.00       47.73
8.501% to 9.000%          210     14,945,071       6.10          8.933     723           71,167       98.44    0.00        4.87
9.001% to 9.500%           90      6,377,192       2.60          9.349     697           70,858       99.90    0.00        0.00
9.501% to 10.000%          93      5,222,903       2.13          9.859     679           56,160       99.38    0.00        0.00
10.001% to 10.500%         58      3,007,822       1.23         10.333     664           51,859       99.74    0.00        0.00
10.501% to 11.000%         50      2,888,322       1.18         10.821     657           57,766       99.93    0.00        0.00
11.001% to 11.500%          6        395,886       0.16         11.235     639           65,981       97.32    0.00        0.00
11.501% to 12.000%          2        111,758       0.05         11.717     652           55,871      100.00    0.00        0.00
                        -----   ------------    -------         ------     ---      -----------      ------    ----     -------
TOTAL:                  1,365   $245,200,471     100.00%         7.195%    694      $   179,634       82.14%   0.00%      71.84%
                        -----   ------------    -------         ------     ---      -----------      ------    ----     -------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.375% per annum to 11.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.195% per annum.

REMAINING MONTHS TO STATED MATURITY

                      NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
REMAINING TERMS      MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
(MONTHS)              LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
--------------       --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
169 to 180                236   $ 15,903,318       6.49%       9.328%     706     $    67,387      99.56%   0.00%       0.00%
229 to 240                  2   $     96,552       4.00%     918.700%     725     $    48,270   10000.00%   0.00%       0.00%
349 to 360              1,127   $229,200,601    9347.00%     704.600%     693     $   203,372    8092.00%   0.00%    7686.00%
                        -----   ------------    -------      -------      ---     -----------   --------    ----     -------
TOTAL:                  1,365   $245,200,471     100.00%       7.195%     694     $   179,634      82.14%   0.00%      71.84%
                        -----   ------------    -------      -------      ---     -----------   --------    ----     -------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 346 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL       NUMBER     AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
MORTGAGE                  OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
LOAN PRINCIPAL         MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE      ORIGINAL     FULL    PERCENT
BALANCE                 LOANS     OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------      --------   ------------   ----------  --------   --------   -----------   --------   -------   -------
$50,000 or less             200   $  7,093,771       2.89%    9.574%       698     $    35,469      98.46%    0.00%     0.70%
$50,001 to $100,000         321     23,896,159       9.75     9.061        698          74,443      95.10     0.00      6.29
$100,001 to $150,000        197     23,512,258       9.59     7.891        690         119,352      86.56     0.00     39.71
$150,001 to $200,000        118     20,681,614       8.43     6.902        686         175,268      78.71     0.00     67.16
$200,001 to $250,000        126     28,241,914      11.52     6.838        692         224,142      78.76     0.00     84.45
$250,001 to $300,000        122     33,555,234      13.68     6.773        697         275,043      79.51     0.00     88.86
$300,001 to $350,000         89     29,094,726      11.87     6.765        691         326,907      79.57     0.00     85.35
$350,001 to $400,000         93     34,852,583      14.21     6.708        699         374,759      79.73     0.00     91.54
$400,001 to $450,000         65     27,596,882      11.25     6.849        687         424,567      79.38     0.00     95.50
$450,001 to $500,000         24     11,344,175       4.63     6.654        711         472,674      79.82     0.00     91.76
$500,001 to $550,000          8      4,168,657       1.70     6.531        717         521,082      80.00     0.00     87.54
$550,001 to $600,000          2      1,162,500       0.47     7.544        687         581,250      77.96     0.00     48.39
                          -----   ------------     ------     -----        ---     -----------      -----     ----     -----
TOTAL:                    1,365   $245,200,471     100.00%    7.195%       694     $   179,634      82.14%    0.00%    71.84%
                          -----   ------------     ------     -----        ---     -----------      -----     ----     -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $15,394 to approximately $600,000 and the average outstanding principal balance of the Mortgage Loans was approximately $179,634.

PRODUCT TYPES

                        NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                       MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PRODUCT TYPES           LOANS     OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-------------          --------   ------------   ----------  --------   --------   -----------   --------   -------   -------
Fixed - 15 Year               2   $    139,377       0.06%      8.169%     617     $    69,688      78.29%    0.00%      0.00%
Fixed - 20 Year               2   $     96,552       4.00%    918.700%     725     $    48,276   10000.00%    0.00%      0.00%
Fixed - 30 Year             311   $ 20,327,148     829.00%    933.100%     695     $    65,361    9739.00%    0.00%      0.00%
ARM - 2 Year/6 Month        715   $187,163,866    7633.00%    684.200%     693     $   261,768    7942.00%    0.00%   8518.00%
ARM - 3 Year/6 Month         61     12,683,484       5.17       6.678      700         207,926      79.03     0.00      78.29
ARM - 5 Year/6 Month         40      9,026,103       3.68       6.654      696         225,653      77.70     0.00      75.32
Balloon Loans               234     15,763,942       6.43       9.338      707          67,367      99.75     0.00       0.00
                          -----   ------------     ------     -------      ---     -----------   --------     ----    -------
TOTAL:                    1,365   $245,200,471     100.00%      7.195%     694     $   179,634      82.14%    0.00%     71.84%
                          -----   ------------     ------     -------      ---     -----------   --------     ----    -------

AMORTIZATION TYPE

                        NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                       MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT TYPE         LOANS     OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
---------------        --------   ------------   ----------  --------   --------   -----------   --------   -------   -------
Fully Amortizing            491     53,282,737      0.22      0.078        687         108,519      0.86     0.00        0.00
Balloon                     234     15,763,942      6.43      9.338        707          67,367     99.75     0.00        0.00
60 Month
 Interest-Only              640    176,153,792     71.84      6.818        695         275,240     79.44     0.00      100.00
                          -----   ------------    ------      -----        ---     -----------     -----     ----      ------
TOTAL:                    1,365   $245,200,471    100.00%     7.195%       694     $   179,634     82.14%    0.00%      71.84%
                          -----   ------------    ------      -----        ---     -----------     -----     ----      ------

ADJUSTMENT TYPE

                        NUMBER     AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                          OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                       MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE      ORIGINAL     FULL    PERCENT
ADJUSTMENT TYPE         LOANS     OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
---------------        --------   ------------   ----------  --------   --------   -----------   --------   -------   -------
ARM                         816   $208,873,453      85.18%    6.824%       693     $   255,972    79.32%     0.00%      84.34%
Fixed Rate                  549     36,327,018      14.82     9.329        700          66,169    98.35      0.00        0.00
                          -----   ------------     ------     -----        ---     -----------    -----      ----       -----
TOTAL:                    1,365   $245,200,471     100.00%    7.195%       694     $   179,634    82.14%     0.00%      71.84%
                          -----   ------------     ------     -----        ---     -----------    -----      ----       -----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                        NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
GEOGRAPHIC             MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
DISTRIBUTION            LOANS     OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
------------           --------   ------------   ----------  --------   --------   -----------   --------   -------   -------
Arizona                      29   $  2,279,084      0.93%      7.523%      702     $    78,589     81.54%     0.00%     54.97%
California                  971    201,742,767     82.28       7.130       696         207,768     82.08      0.00      75.13
Colorado                     32      3,933,081      1.60       7.357       688         122,909     81.89      0.00      63.62
Florida                      10        673,153      0.27       8.391       665          67,315     83.96      0.00      37.54
Georgia                      50      5,001,080      2.04       7.943       671         100,022     82.82      0.00      61.06
Idaho                         7        503,506      0.21       7.389       705          71,929     82.79      0.00      12.23
Indiana                       2        128,259      0.05       6.802       709          64,130     83.72      0.00      53.02
Kentucky                      3        236,384      0.10       7.857       687          78,795     82.03      0.00      56.86
Michigan                     26      2,970,156      1.21       7.315       686         114,237     81.77      0.00      59.71
Minnesota                     2        183,056      0.07       7.300       687          91,528     83.99      0.00       0.00
Nevada                        7      1,601,796      0.65       7.016       675         228,828     80.94      0.00      74.51
North Carolina                8        641,706      0.26       8.112       695          80,213     81.03      0.00      59.07
Ohio                         58      6,253,560      2.55       7.800       681         107,820     83.64      0.00      40.01
Oregon                       64      7,247,429      2.96       7.387       684         113,241     82.61      0.00      58.87
Utah                         14      1,069,204      0.44       7.256       712          76,372     84.80      0.00      41.15
Washington                   75      9,558,532      3.90       7.228       693         127,447     81.66      0.00      70.06
Wisconsin                     7      1,177,720      0.48       7.810       686         168,246     83.67      0.00       0.00
                          -----   ------------    ------       -----       ---     -----------     -----      ----      -----
TOTAL:                    1,365   $245,200,471    100.00%      7.195%      694     $   179,634     82.14%     0.00%     71.84%
                          -----   ------------    ------       -----       ---     -----------     -----      ----      -----

No more than approximately 2.75% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER      AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
RANGE OF ORIGINAL        OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
LOAN-TO-VALUE          MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE      ORIGINAL     FULL    PERCENT
RATIOS                  LOANS     OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
------------           --------   ------------   ----------  --------   --------   -----------   --------   -------   -------
50.00% or less                9   $  1,323,138       0.54%    6.945%       639     $   147,015     39.77%     0.00%     50.23%
50.01% to 55.00%              3        384,801       0.16     7.315        662         128,267     51.98      0.00      32.48
55.01% to 60.00%              7      1,296,688       0.53     7.597        628         185,241     59.34      0.00      89.23
60.01% to 65.00%              5      1,309,100       0.53     6.488        633         261,820     62.61      0.00      66.80
65.01% to 70.00%             16      4,209,207       1.72     6.826        661         263,075     68.68      0.00      63.89
70.01% to 75.00%             44      9,996,620       4.08     7.009        656         227,196     74.63      0.00      79.60
75.01% to 80.00%            711    185,028,447      75.46     6.770        696         260,237     79.96      0.00      85.31
80.01% to 85.00%              8      1,357,129       0.55     7.583        678         169,641     84.58      0.00      49.38
85.01% to 90.00%             39      5,851,955       2.39     8.253        715         150,050     89.80      0.00      61.84
90.01% to 95.00%             17      1,170,128       0.48     8.786        714          68,831     95.00      0.00      37.98
95.01% to 100.00%           506     33,273,259      13.57     9.426        703          65,757     99.98      0.00       0.33
                          -----   ------------     ------     -----        ---     -----------     -----      ----      -----
TOTAL:                    1,365   $245,200,471     100.00%    7.195%       694     $   179,634     82.14%     0.00%     71.84%
                          -----   ------------     ------     -----        ---     -----------     -----      ----      -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.45% to 100.00%.

LOAN PURPOSE

                       NUMBER      AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                         OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
LOAN                   MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE      ORIGINAL     FULL    PERCENT
PURPOSE                 LOANS     OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-------                --------   ------------   ----------  --------   --------   -----------   --------   -------   -------
Purchase                  1,201   $216,336,985      88.23%    7.196%       698     $   180,131     82.87%    0.00%      73.10%
Refinance - Cashout         152     27,843,560      11.36     7.163        664         183,181     76.46     0.00       62.92
Refinance - Rate
Term                         12      1,019,926       0.42     7.814        674          84,994     81.12     0.00       47.22
                          -----   ------------     ------     -----        ---     -----------     -----     ----       -----
TOTAL:                    1,365   $245,200,471     100.00%    7.195%       694     $   179,634     82.14%    0.00%      71.84%
                          -----   ------------     ------     -----        ---     -----------     -----     ----       -----

PROPERTY TYPE

                       NUMBER      AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                         OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
PROPERTY               MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE      ORIGINAL     FULL    PERCENT
TYPE                    LOANS     OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
--------               --------   ------------   ----------  --------   --------   -----------   --------   -------   -------
Single Family
Residence                 1,074   $191,375,389      78.05%    7.197%       693     $   178,189     82.17%    0.00%      70.57%
Condominium                 121     20,485,535       8.35     7.367        689         169,302     81.90     0.00       79.23
Planned Unit
Development                  96     19,866,532       8.10     7.069        708         206,943     82.28     0.00       73.18
Two-to-Four Family           74     13,473,015       5.49     7.094        703         182,068     81.77     0.00       76.69
                          -----   ------------     ------     -----        ---     -----------     -----     ----       -----
TOTAL:                    1,365   $245,200,471     100.00%    7.195%       694     $   179,634     82.14%    0.00%      71.84%
                          -----   ------------     ------     -----        ---     -----------     -----     ----       -----

DOCUMENTATION

                        NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                       MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
DOCUMENTATION           LOANS     OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-------------          --------   ------------   ----------  --------   --------   -----------   --------   -------   -------
No Income
Verification               1365    245,200,471       1.00     0.072        694         179,634      0.82     0.00        0.72
                          -----   ------------     ------     -----        ---     -----------     -----     ----       -----
TOTAL:                    1,365   $245,200,471     100.00%    7.195%       694     $   179,634     82.14%    0.00%      71.84%
                          -----   ------------     ------     -----        ---     -----------     -----     ----       -----

OCCUPANCY

                       NUMBER      AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                         OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                       MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE      ORIGINAL     FULL    PERCENT
OCCUPANCY               LOANS     OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
---------              --------   ------------   ----------  --------   --------   -----------   --------   -------   -------
Primary                   1,324   $236,815,382      96.58%    7.174%       694     $   178,864     82.15%    0.00%      72.07%
Investment                   31      6,765,287       2.76     7.775        709         218,235     82.27     0.00       60.51
Second Home                  10      1,619,802       0.66     7.816        683         161,980     79.87     0.00       85.02
                          -----   ------------     ------     -----        ---     -----------     -----     ----       -----
TOTAL:                    1,365   $245,200,471     100.00%    7.195%       694     $   179,634     82.14%    0.00%      71.84%
                          -----   ------------     ------     -----        ---     -----------     -----     ----       -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                       NUMBER      AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
MORTGAGE                 OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
LOANS AGE              MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE      ORIGINAL     FULL    PERCENT
(MONTHS)                LOANS     OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
---------              --------   ------------   ----------  --------   --------   -----------   --------   -------   -------
0                            56   $ 10,312,150       4.21%    7.728%       678     $   184,146     82.39%    0.00%      62.81%
1                           623    102,609,920      41.85     7.305        690         164,703     82.62     0.00       64.67
2                           135     18,928,507       7.72     7.416        702         140,211     84.07     0.00       72.99
3                           237     52,252,071      21.31     6.991        695         220,473     80.78     0.00       90.87
4                            53      8,950,118       3.65     7.302        712         168,870     84.33     0.00       77.87
5                           221     47,052,798      19.19     6.907        699         212,903     81.03     0.00       68.65
6                            18      2,206,241       0.90     7.490        700         122,569     86.12     0.00       60.20
7                            20      2,658,016       1.08     7.744        676         132,901     83.27     0.00       44.57
8                             2        230,650       0.09     7.933        719         115,325     95.00     0.00      100.00
                          -----   ------------     ------     -----        ---     -----------     -----     ----      ------
TOTAL:                    1,365   $245,200,471     100.00%    7.195%       694     $   179,634     82.14%    0.00%      71.84%
                          -----   ------------     ------     -----        ---     -----------     -----     ----      ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                       NUMBER      AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
ORIGINAL                 OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
PAYMENT PENALTY        MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE      ORIGINAL     FULL    PERCENT
TERM                    LOANS     OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
---------------        --------   ------------   ----------  --------   --------   -----------   --------   -------   -------
None                        151   $ 16,319,709       6.66%    8.084%       678     $   108,078     84.49%    0.00%      50.84%
12 Months                    55     11,699,462       4.77     7.272        687         212,717     80.83     0.00       74.65
24 Months                 1,008    186,369,068      76.01     7.175        697         184,890     82.51     0.00       73.53
36 Months                   141     27,848,453      11.36     6.837        691         197,507     79.28     0.00       70.52
60 Months                    10      2,963,780       1.21     6.586        687         296,378     77.91     0.00       82.62
                          -----   ------------      -----     -----        ---     -----------     -----     ----       -----
TOTAL:                    1,365   $245,200,471      100.0%    7.195%       694     $   179,634     82.14%    0.00%      71.84%
                          -----   ------------      -----     -----        ---     -----------     -----     ----       -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                        NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF               MORTGAGE     BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
CREDIT SCORES           LOANS     OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
-------------          --------   ------------   ----------  --------   --------   -----------   --------   -------   -------
526 to 550                   1    $    307,500       0.13%     7.250%     545      $   307,500     60.59%     0.00%   100.00%
551 to 575                   7       1,433,655       0.58      7.518      567          204,808     66.39      0.00     64.03
576 to 600                  14       2,289,579       0.93      7.449      589          163,541     69.45      0.00     39.88
601 to 625                  27       5,457,624       2.23      7.374      614          202,134     75.97      0.00     55.32
626 to 650                 118      20,629,451       8.41      7.736      643          174,826     80.04      0.00     70.84
651 to 675                 304      55,232,181      22.53      7.465      663          181,685     81.82      0.00     73.97
676 to 700                 316      52,476,941      21.40      7.186      687          166,066     82.60      0.00     70.89
701 to 725                 285      55,186,316      22.51      6.924      712          193,636     83.29      0.00     73.37
726 to 750                 148      26,849,977      10.95      6.930      737          181,419     83.36      0.00     74.57
751 to 775                  94      17,261,640       7.04      6.944      762          183,634     83.08      0.00     70.69
776 to 800                  42       6,601,968       2.69      7.074      785          157,190     84.33      0.00     66.15
801 to 825                   9       1,473,640       0.60      6.898      808          163,738     83.03      0.00     84.85
                         -----    ------------     ------      -----      ---      -----------     -----      ----    ------
TOTAL:                   1,365    $245,200,471     100.00%     7.195%     694      $   179,634     82.14%     0.00%    71.84%
                         -----    ------------     ------      -----      ---      -----------     -----      ----    ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 545 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 694.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                        NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF               MORTGAGE     BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
GROSS MARGINS           LOANS     OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
----------------       --------   ------------   ----------  --------   --------   -----------   --------   -------   -------
4.001% to 4.500%             1    $    156,550       0.07%     5.500%     670      $   156,550     80.00%     0.00%   100.00%
4.501% to 5.000%            35      10,362,329       4.96      5.934      710          296,067     79.17      0.00     80.42
5.001% to 5.500%           107      30,820,967      14.76      6.255      717          288,046     79.28      0.00     78.13
5.501% to 6.000%           274      74,571,760      35.70      6.594      706          272,160     79.22      0.00     89.51
6.001% to 6.500%           204      50,302,280      24.08      6.971      681          246,580     78.63      0.00     82.67
6.501% to 7.000%           122      28,099,447      13.45      7.512      664          230,323     80.46      0.00     81.20
7.001% to 7.500%            53      10,952,290       5.24      7.893      663          206,647     79.32      0.00     88.90
7.501% to 8.000%            16       2,851,405       1.37      8.312      671          178,213     81.59      0.00     74.82
8.001% to 8.500%             4         756,424       0.36      8.724      676          189,106     87.21      0.00     73.77
                           ---    ------------     ------      -----      ---      -----------     -----      ----    ------
TOTAL:                     816    $208,873,453     100.00%     6.824%     693      $   255,972     79.32%     0.00%    84.34%
                           ---    ------------     ------      -----      ---      -----------     -----      ----    ------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 8.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.108% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                        NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF MAXIMUM       MORTGAGE     BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE RATES          LOANS     OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
------------------     --------   ------------   ----------  --------   --------   -----------   --------   -------   -------
11.001% to 11.500%           6    $  1,743,822       0.83%     5.477%     697      $   290,637     77.35%     0.00%    63.05%
11.501% to 12.000%          59      17,887,956       8.56      5.925      721          303,186     79.11      0.00     74.11
12.001% to 12.500%         226      64,890,049      31.07      6.405      718          287,124     79.47      0.00     89.38
12.501% to 13.000%         271      68,389,262      32.74      6.854      688          252,359     79.05      0.00     87.29
13.001% to 13.500%         131      29,797,401      14.27      7.314      658          227,461     78.20      0.00     79.02
13.501% to 14.000%          87      20,227,065       9.68      7.799      667          232,495     80.94      0.00     80.10
14.001% to 14.500%          29       4,927,220       2.36      8.291      679          169,904     81.74      0.00     73.57
14.501% to 15.000%           7       1,010,677       0.48      8.741      661          144,382     83.91      0.00     72.05
                           ---    ------------     ------      -----      ---      -----------     -----      ----     -----
TOTAL:                     816    $208,873,453     100.00%     6.824%     693      $   255,972     79.32%     0.00%    84.34%
                           ---    ------------     ------      -----      ---      -----------     -----      ----     -----

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.375% per annum to 15.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.825% per

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                        NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
NEXT RATE              MORTGAGE     BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT DATE         LOANS     OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
---------------        --------   ------------   ----------  --------   --------   -----------   --------   -------   -------
July 2006                    2    $    230,650       0.11%     7.393%     719      $   115,325     95.00%     0.00%   100.00%
August 2006                  9       1,945,747       0.93      7.185      685          216,194     80.00      0.00     60.88
September 2006               7       1,537,276       0.74      6.719      699          219,611     80.08      0.00     86.39
October 2006               149      38,103,383      18.24      6.719      699          255,727     79.67      0.00     74.54
November 2006               22       6,404,926       3.07      6.826      704          291,133     80.00      0.00    100.00
December 2006              152      43,731,442      20.94      6.845      691          287,707     79.08      0.00     98.67
January 2007                47      11,178,438       5.35      6.789      702          237,839     79.31      0.00     96.93
February 2007              297      75,831,903      36.31      6.852      690          255,326     79.41      0.00     81.68
March 2007                  30       8,200,100       3.93      7.296      675          273,337     79.09      0.00     72.60
October 2007                12       2,325,732       1.11      6.872      700          193,811     80.00      0.00     62.97
November 2007                2         457,600       0.22      6.549      753          228,800     80.00      0.00    100.00
December 2007               11       2,622,150       1.26      6.503      702          238,377     80.17      0.00    100.00
January 2008                 7       1,749,050       0.84      6.828      695          249,864     80.83      0.00    100.00
February 2008               26       5,167,502       2.47      6.597      696          198,750     77.21      0.00     63.37
March 2008                   3         361,450       0.17      7.289      724          120,483     80.81      0.00    100.00
August 2009                  1         184,443       0.09      7.125      565          184,443     70.00      0.00      0.00
October 2009                10       3,082,911       1.48      6.542      692          308,291     78.59      0.00     79.08
November 2009                1         107,200       0.05      7.250      735          107,200     80.00      0.00    100.00
December 2009                7       1,709,750       0.82      6.838      708          244,250     80.00      0.00    100.00
January 2010                 6       1,231,800       0.59      6.395      714          205,300     73.00      0.00    100.00
February 2010               14       2,547,349       1.22      6.710      691          181,953     77.66      0.00     45.12
March 2010                   1         162,650       0.08      6.990      705          162,650     79.98      0.00    100.00
                           ---    ------------     ------      -----      ---      -----------     -----      ----    ------
TOTAL:                     816    $208,873,453     100.00%     6.824%     693      $   255,972     79.32%     0.00%    84.34%
                           ---    ------------     ------      -----      ---      -----------     -----      ----    ------